AEGION™

WHAT'S THE DIFFERENCE?

CJS Securities
New Ideas Summer Conference

David Martin, SVP and CFO

14 August 2012

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 28, 2012 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion Is…

A Diversified Growth and Return Oriented Company

Energy & Mining
Growth Outlook: Moderate to High



Pipeline Protection

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Strong market opportunities
  - Gulf of Mexico
  - Canadian Oil Sands
  - North America Shale plays
  - Middle East pipeline growth
  - Asia-Pacific economic growth

Commercial & Structural
Growth Outlook: High



Rehabilitation and Strengthening

- Fast growing commercial rehabilitation market
- North America addressable market[1]:
  - 2012: $650 million
  - 2016: > $1.5 billion
- Fyfe/Fibrwrap® driving conversion from traditional rehabilitation methods
- Strong need for force protection (seismic/anti-terrorism)

Water & Wastewater
Growth Outlook: Low to Moderate



Rehabilitation Linings

- Insituform® is the global leader in trenchless cured-in-place rehabilitation and well-positioned to execute under any market dynamics
- Global infrastructure needs are immense
- Municipal spending constraints due to U.S./European economic conditions
- Asia-Pacific infrastructure spending increasing

[1] IBIS Global Reports, May 2011 and Company Estimates

WHAT'S THE DIFFERENCE? | AEGION™

What Is It We Do Well?

Structural Integrity
- Pipe, commercial building and other asset strengthening
- Unmatched experience in extending average asset design life
- High quality, long lasting *performance*
- 70 years of fabrication and welding experience

Market Expertise
- Understand the dynamics of municipal, energy and mining industries
- Strong brand recognition supports expansion of newer technologies into new markets
- Strong customer relationships and global reach brings solid foundation/platform for international growth


COMMERCIAL & STRUCTURAL
ENERGY & MINING
WATER & WASTEWATER
STRUCTURAL INTEGRITY
MARKET EXPERTISE
CORROSION AND ABRASION PROTECTION
MANUFACTURING

Corrosion and Abrasion Protection
- Non-disruptive technologies and services
- High-density polyethylene (HDPE) pipelining system for energy and mining pipelines
- Front-end engineering design and construction using cathodic protection technologies
- Base and specialized pipeline coatings and insulation services
- Cured-in-Place Pipe (CIPP) solutions for water/wastewater pipelines

Manufacturing
- Emphasis on product development and intellectual property
- Proprietary resin and epoxy formulations
- Manufacturing engineered solutions
- Custom design manufacturing and installation equipment for quality results
- ISO certified processes

WHAT'S THE DIFFERENCE? | AEGION™

Why Does It Matter?

Aegion Aspires to be a Sustainable Premium Return Company – We are Driving ROIC to 15%



Return on Invested Capital [1]
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.0%
1.0%
3.0%
1.0%
0.4%
2014E
14% - 15.0%
2012 Forecast ROIC
Revenue Growth
Gross Margin Expansion
OPEX Leverage
Manage Invested Capital
2014 Potential ROIC

[1] ROIC = NOPAT + Equity Earnings – Non-Controlling Interest / [(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]

Path to 15% ROIC

Energy & Mining

- Strong global market conditions driving global growth; margin expansion from improved mix of product/services and leverage
- Corrpro - Double digit revenue growth from international expansion and core market growth; increasing engineering services to drive operating margins to 15%
- Bayou – Growth from North American pipeline development; increasing margins from product mix (insulation and off shore market)
- UPS/CRTS – Strong international growth with project orientation (vs. establishing office locations) continuing to drive premium operating margins; focus will be on continually replacing large project activity with strong global customer relationships

Commercial & Structural

- Anticipate +30% revenue growth from focus on accelerating conversion rate from traditional rehabilitation methods to Fibrwrap®
- Expect premium pricing to drive strong gross margins with operating margins in the high teens

Water & Wastewater

- Mid-single digit global revenue growth supported by strong execution and earnings to cash conversion
- Expect global gross margins in the low 20s and operating margins in the high single digits to 10%

Invested Capital

- Grows as business expands, while cash conversion improves with mix of business towards industrial clients

WHAT'S THE DIFFERENCE? | AEGION™

Energy & Mining Has Powerful Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Tite Liner®

Advantage: Proprietary and efficient installation methods

Geography: North America, Middle East, Australia, Chile, Argentina, Peru, Colombia

Products: High Density Polyethylene (HDPE)

Competitors: Unprotected steel, thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

CRTS Robotics

Advantage: Cost saving fast and efficient patented offshore technology

Geography: North America, Middle East

Products: Robotics train for inspecting, cleaning and applying anti-corrosive epoxy coatings

Competitors: No coatings or manual applications on land

MARKET DYNAMICS

Global offshore market pipeline development

Need for high efficiency

Bayou Coatings –

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Products: FBE, 3-layer polyethylene, 3-layer polypropyne, concrete, insulation, rubberized asphalt

Competitors: Bredero Shaw, pipe mills producing smaller diameter pipe

MARKET DYNAMICS

Gulf of Mexico/Transcontinental pipeline development

US Shale Plays/Canadian Oil Sands development

Corrpro

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/ maintenance

Regulations increase spending

Energy & Mining Can Access Powerful Markets

ESTABLISH STRONG PRESENCE IN SUSTAINED CAPITAL SPEND MARKETS



Pipeline Markets
Sustained
Developing
Emerging

	6/30/12	12/31/11	6/30/11
Energy & Mining Backlog	$250.0M	$256.4M	$168.2M

Global Consumption of Liquids, Gas and Metals Expected to Rise on Increasing Demand

Global Liquids and Natural Gas Consumption


Natural Gas
Liquids
Quadrillion BTU
450
400
350
300
250
200
150
100
50
0
2010
2015
2020
2025
2030
2035

Source: EIA International Energy Outlook 2011

Oil and Gas Fundamentals

Source: Energy Information Agency (EIA)

- 31% increase in consumption expected largely from growth in Non-OECD countries
- Oil prices expected to remain at higher levels seen over the last few years as the result of greater demand means to replace lost capacity
- Exploration and development require higher costs because of technically challenging sources for liquids and natural gas
- EIA projects a cumulative $9.5 trillion investment (2010 real dollars) in natural gas supply infrastructure from 2011 to 2035

Copper Consumption


China
Global
Millions of Tons
35
30
25
20
15
10
5
0
1995
2010
2025

Source: Brook Hunt, March 2012

Copper Fundamentals

Source: FreePort McMoRan May 25, 2012

- Significant volume growth expected primarily from China
- Near-term economic conditions in Europe a headwind
- Future economic growth in the U.S. to be a driver of demand
- Global inventories remain relatively low
- Supply constraints from disruptions and declining grades, resource depletion, political risks, and difficulty locating large-scale development of new deposits

WHAT'S THE DIFFERENCE? | AEGION™

Upward Long-Term Trend in Capital Spending

Global E&P Spending Outlook



Actual
Estimate
13% CAGR
11% CAGR
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Capital Spending ($ in Millions)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
U.S.
Canada
Outside North America

Source: Barclays Capital, Global 2012 E&P Spending Outlook

Capital Spend Outlook

- Acceleration in worldwide spending to led from increased international expenditures and solid growth in North America
- Significant portion of capital spend will be on large-scale infrastructure projects, including ***pipelines***, LNG terminals and temporary fixed offshore platforms
- Expenditures will also include maintenance of existing oil and gas facilities and ***pipelines***

$1.4 Trillion Cumulative Pipeline Expected Capital Expenditures 2012-2017



North America
Central and South America
Australia
Middle East
77%
16%
5%
3%

Source: Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report
Oil & Gas Journal Vol-110 Issue 3

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15 percent of total expenditures from exploration and production of shale gas
- Expenditures in Central and South America will be largely for offshore projects in Brazil, Mexico, Peru, Colombia and other countries
- 83 percent of the expected Middle East spend will be in pipeline construction, pump stations, and equipment and line pipes

Energy & Mining Technologies Help to Protect and Extend Pipeline Useful Life

U.S. Historical Pipeline Incidents



100
90
80
70
60
50
40
30
20
10
0
Number of Incidents
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
MATERIAL AND/OR WELD FAILURES
EQUIPMENT
CORROSION

Source: U.S. DOT Pipeline & Hazardous Materials Safety Administration. Data for incidents deemed significant

Aging Global Pipeline Infrastructure



15%
18%
67%
>21 Years
11-20 Years
<10 Years

Source: DOT Pipeline & Hazardous Materials Safety Administration

Full Suite of Technologies for Pipe Protection

Corrosion Prevention	High Interior Corrosive & Abrasive Flows	Interior and Exterior Corrosion	Welded Joints Corrosion
corrpro	united	BAYOU	CRTS CCSI

WHAT'S THE DIFFERENCE? AEGION

Offshore Production Expected to Increase to Help Meet Demand

Global Offshore Production Increasing



12,000
10,000
8,000
6,000
4,000
2,000
-
Oil Production ('000 b/d)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Others
US GOM
Nigeria
Angola
Brazil

Source: Wood Mackenzie

Offshore Outlook

- Expected demand and resulting high oil prices have funded more expensive development of offshore oil and natural gas resources
- Deepwater development expected to represent a significant portion of future production

Energy & Mining Coating Technologies Well-Positioned for Key Offshore Markets

	U.S. Gulf of Mexico	Brazil	Nigeria/Angola/Others
New Pipe Coatings	BAYOU	BAYOU	
Internal Welded Joint Coatings	CRTS	CRTS	CRTS

WHAT'S THE DIFFERENCE? AEGION

Fibrwrap® Redefining Standards for Structural Rehabilitation



NSF ICC ES ESR-2103

Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
  - → Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

FYFE
An Aegion™ Company

Key End Markets



Force Protection:
Primary and secondary events



Pipeline Rehabilitation:
Rehabilitation and repair



Concrete Repair:
Complete restoration



Exterior and Interior Strengthening:
Restore lost capacity or increase structural strength

Fibrwrap® Opportunity into New Applications and Markets

$200 Million North American Fiber-Reinforced Polymer (FRP) Market



FRP SPEND=$200M
22%
46%
19%
11%
2%
Buildings
Pipeline
Transportation
Waterfront
Industrial

Source: IBIS Global Reports, May 2011

North American Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms
- Fyfe focus is on buildings, transportation, and pipelines

	6/30/12 [1]	3/31/12	12/31/11
Commercial & Structural Backlog	$29.4M	$19.2M	$19.6M

[1] Includes $14M backlog for Fyfe Asia

Strategy / Approach

North America

1. Investment to support accelerated conversion from traditional methods through account management approach
2. Seize opportunity to capture seismic and force protection features from Fibrwrap®
3. Invest for innovation to maintain patents and open new markets with new products

Asia-Pacific

1. Fyfe Asia acquisition gives Aegion immediate access to key cities in the region including Hong Kong and Singapore
2. Collaborate with Insituform Asia-Pacific to introduce Fibrwrap® in Australia and other major cities in the region
3. Structural seismic reinforcement in Pacific rim represents a prime opportunity, especially in Japan

Latin American Strategy

1. Focus on bridge and building markets where Fibrwrap® meets a critical need
2. Launch Fibrwap® in Brazil in next 12-18 months

Industry Dynamics Limit Water & Wastewater Growth Outlook

INSITUFORM® CURED-IN-PLACE PIPE REHABILITATION







- 40-year leader and pioneer in trenchless CIPP wastewater pipe rehabilitation
- Vertically integrated manufacturer and contractor of CIPP
- Global presence through scale

GLOBAL PIPELINE REHABILITATION



Capital Spend in $ Millions
12,000
10,000
8,000
6,000
4,000
2,000
0
Worldwide Network Rehab
Gap expected to widen from insufficient spend
CIPP Spend
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: Global Water Intelligence 2009

Insituform® U.S. Bidding Win Rate



Win Rate (%)
60.0%
40.0%
20.0%
0.0%
50% Average Win Rate
2006
2007
2008
2009
2010
2011
2012*

* Through Second Quarter

INSITUFORM LEADERSHIP DESPITE INDUSTRY DYNAMICS

- The need for pipeline rehabilitation is unquestioned
- However, returns are low and municipal spending is not expected to narrow the gap
- Insituform created its leadership position through innovation and will preserve it through consistency and execution

North America Stabilized in 2011; Demonstrating Improved Margins and Cash Generation in 2012

Water and Wastewater Platform

	North America	Europe	Asia-Pacific
Strategy	• Repositioned U.S. for profitability → Bidding discipline for improved gross margins → Investment in project management and logistics to manage larger number of transactions through optimized crew utilization → Increase third party product sales	• Execute European strategy of adopting right route to market for maximum margins and returns → Contracting in well established countries → Licensing and distribution agreements for direct product sales → Product sales to competing contractors	• Focus on project-based execution strategy in emerging CIPP markets • Continued growth in strong Australia contracting market • Emerging opportunities in Malaysia • Revised approach in India and Singapore for product sales and engineering services
2012 Status	• Four consecutive quarters through second quarter of 2012 of stability with improving margins • Current backlog and bid table support sustained margins in the second half of 2012 • Market remains challenging with high proportion of small diameter projects and smaller transaction sizes	• Municipalities delay existing and new projects because of economic crisis • Backlog in more established U.K. and Netherlands markets to help in second half of 2012 along with third party tube sales	• Australia hampered by weather and project delays – expect improvement in second half of 2012 • Older and costlier projects in Singapore near completion



U.S. Stimulus Program
Market Contraction
NAR Revenues (in '000)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Margin in Percentage
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Revenues
Gross Margins
Operting Margins

	6/30/12	12/30/11	6/30/11
Global Backlog ($M)	$215.2	$188.2	$241.9

WHAT'S THE DIFFERENCE? | AEGION

Strong Backlog and Bid Table Supports Expectations for Second Half of 2012 from Key Growth Drivers

Second Half 2012 Outlook

Energy & Mining

- UPS/Morocco project and strong demand in North America headline expected strong growth
- Record backlog of $81 million at the end of June supports continued strong contribution from Corrpro
- Pipe coating activity at Bayou support near full capacity output through fall
- CRTS/Wasit and several smaller high margin joint coating projects expected late in the year

Commercial & Structural

- Increased proposal activity driving backlog for North America operations through second half of 2012
- Robust prospects and key large projects for Asia and Latin America expected to lead to increased project activity

Water & Wastewater

- Sequential increase in backlog and solid project execution supports North American Water & Wastewater profit contribution
- Backlog in hand for the U.K. and Netherlands, and third party product sales drives cautious but reasonable outlook for Europe
- Close out of older and costlier projects in Singapore not a meaningful factor in the second half
- Expect improved outlook for project activity in Australia and Malaysia
- Third-party product sales growth globally

Equity Income/Non Controlling Interest

- Minority ownership of BTR joint venture between Bayou and pipe manufacturer Stupp Brothers at full production capacity
- Morocco project through a majority owned joint venture with Aptec – strong profitability drives increased non-controlling interest

Non-GAAP Earnings-per-Share



$0.51
$0.89-$1.09
First Half 2012
Second Half 2012

WHAT'S THE DIFFERENCE? | AEGION

Execution Across All Three Platforms Defines 2012 Diluted EPS

ENERGY & MINING GROWTH PLUS COMMERCIAL & STRUCTURAL SEGMENT HEADLINE 2012 DILUTED EPS


$0.86
$1.04
$1.54
$0.93
$1.40-$1.60
2008
2009
2010
2011
2012E

	6/30/12	12/31/11	6/30/11
Company Backlog ($M)	$494.7	$464.2	$410.1

2012 GROWTH DRIVERS

ENERGY & MINING

REVENUES $535-$550 MILLION / OPERATING MARGINS AT OR SLIGHTLY BETTER THAN 10%

- Strong growth from United Pipeline Systems and contributions from CRTS
- Large pipe coating activity at Bayou's New Iberia, LA facility for offshore projects
- Corrpro expected to continue strong growth because of U.S. and international
  - → Corrpro revenue growth of roughly 15%; operating margins 11% to 12%

COMMERCIAL & STRUCTURAL

REVENUES $85 TO $90 MILLION / GROSS MARGINS >40% AND LOW-TO-MID TEENS OP MARGINS

- Favorable start to 2012 with robust bid table
- Full-year earnings contribution from Fyfe Group North America and expected pro forma year-over-year growth of 30% or more
- Closed Fyfe Latin America transaction in January and Fyfe Asia in April

WATER & WASTEWATER

- Second quarter gross and operating margins were 21.5% and 7.4%, respectively
  - → Expect revenues in 2012 down mid-to-high single digits; operating margins in the range of high single-digit
  - → Operating Margins Improvement: 4.6% in Q4'11; 5.7% in Q1'12; 7.4% in Q2'12
- Continued growth expected in Canada and recovery in Australia from weather and bid delays for new multi-year contracts in Sydney
- Revised business structure in India; closing out older and costlier projects in Singapore
- Focus on greater operating efficiencies in Asia by sizing Opex requirements by individual projects instead of a going business concern approach
- Expand third-party product sales globally

Strong Recovery in Cash Flow from Operations in 2012

2008-2011 Uses of Cash



1% Stock Repurchases
Debt Payments 5%
Other [1]
3%
16%
CAPEX
Acquisitions
75%
Acquisitions
CAPEX
Debt Payments
Stock Repurchases
Other

[1] Sale of fixed assets, patent expenditures, dividends to non-controlling interest



Credit Facility Limit
Debt/EBITDA
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8x
1.0x
2.5x
< 2.0x
2009
2010
2011
2012F

Positive Net Cash Position Expected in 2012

- Earnings growth and improved working capital management are the catalysts for the significant increase in expected operating cash flow
  - → Operating cash flow in the range of $85 million to $90 million
- Net CAPEX expected at the lower-end of $35 million to $40 million range
  - → New $22 million insulation coating facility at New Iberia, LA with joint venture partner Wasco Energy
  - → Second coating line in Camrose, Alberta, Canada
- Required $25 million debt repayment per terms of credit facility agreement

Balance Sheet Strength

- Maintained strong balance sheet through acquisition period from 2009-2011
- New $500 million credit facility established in August 2011 based on balance sheet strength and expected growth outlook
- Comfortably within debt covenants at the end of 2011
  - → Debt/EBITDA expected to be less than 2 times in 2012 from 2.5x in 2012

WHAT'S THE DIFFERENCE? | AEGION™

Where We Are Going

2012 MARKS THE BEGINNING OF A NEW ERA OF SUSTAINABLE GROWTH

→ Key platforms established in Energy & Mining and Commercial & Structural segments

→ Near term aspiration of achieving 15% ROIC through improved margins and earnings growth

AEGION IS FINANCIALLY STRONG TO SUPPORT OPPORTUNISTIC ACQUISITIONS AND STRATEGIC INVESTMENTS

GROWTH DRIVERS IN 2012 AND BEYOND

Energy & Mining

- Comprehensive portfolio of technologies to protect pipelines
- Expanding Corrpro to increase recurring revenue base and to be a distribution platform for other E&M technologies through >300 alliances
- United Pipeline Systems expanding further into the Middle East, South America, Mexico and Australia
- Renewed activity in the Gulf of Mexico and strong markets in Canadian Oil Sands and shale plays support Bayou's coating operations
- Drive acceptance of the CRTS offshore robotics technology in targeted sustained oil and gas markets

Commercial & Structural

- Fyfe North America focused on buildings, transportation, pipelines and concrete repair end markets
- Invest to establish a force protection market centered on seismic and blast protection capabilities
- Fyfe Asia and Fyfe Latin America offer international expansion
- Structural rehabilitation market can deliver higher margins and strong growth through conversion from traditional rehabilitation methods to Fibrwrap®

Water & Wastewater

- Consistency through strong execution across all end markets
- Four consecutive quarters of stable U.S. performance with improving margins
- Focus in Europe is to select right route to market between contracting, licensing, distribution partnerships and third party manufacturing sales
- Australia remains a strong contracting market
- Shift strategy to a project-based approach in Asia instead of establishing high cost going concern business entities

Appendix

Diversification Strategy Was Needed



AEGION ERA BEGINS
Energy & Mining
Commercial & Structural
Water & Wastewater
TRANSITION PERIOD
INSITUFORM TECHNOLOGIES ERA
>$1B
10% ROIC
Revenues in Millions
Return on Invested Capital
Revenues
ROIC
1,200
1,000
800
600
400
200
0
12%
10%
8%
6%
4%
2%
0%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012E

WHAT'S THE DIFFERENCE? AEGION™

Unmatched Expertise Drives United Pipeline Systems' Growth

Strategic Outlook

- Increase recurring revenue base in North America through long-term relationships
- Expand internationally in targeted markets with robust capital spend and focus on building key relationships with top international energy and mining customers
- Successfully execute Morocco phosphate lining project

Operating Capabilities

Pipe Size	2-inch to 52-inch outer diameter
Temperature	Water: 90°C; Oil/Emulsion: 65°C; Gas: 45°C
Pressure	Liner has no limit, pressure contained by host pipe; flange connections tested to 7,500 psi
Pipe Protection	Highly resistant to chemicals, acids, alkalis and salts

Typical Applications

Oil and Gas	Water injection and disposal systems, CO_2, crude oil and oil emulsion, sour and wet gas, offshore seawater injection
Mining	Tailings, concentrate, acid lines, water lines
Industrial/ Municipal	Chemical slurries, sodium carbonate, corrosive effluents, force sewer mains, transmission lines

Tite Liner® Technology



World leader in tight fit HDPE liner systems for 26 years

→Pioneered process and equipment

→Requested by top oil, gas and mining producers in every geography we serve

Financial Metrics

Historical Average Gross Margins	25% to 30%
Historical Category Mix	50/50 oil & gas vs. mining
2011 Revenue	$123 million vs. $42 million in 2007
June 2012 Backlog	$93.9 million

Bayou Recovery Supported by Gulf of Mexico Activity

Strategic Outlook

- Gulf of Mexico activity provides additional balance to shale formation and oil sand markets in North America
- New insulation facility at New Iberia strengthens outlook in 2013
- New coating line in Canada increases capacity to meet demand for coating services

Insulation Coating JV with Wasco Energy

- $22 million insulation coating facility at New Iberia to be completed in Fall 2012
- Wasco Energy qualified line of insulation products for deepwater application
- Insulation products are two to three times more profitable than traditional coating offerings

Oil and Gas Pipeline Coatings

- 65 years of providing high quality pipe coating services in North America
- Products and services range from base fusion bonded epoxy to higher value interior, concrete, insulation and custom coatings to welding services
- Canadian facility strategically located to support oil sands and shale oil and gas deposits
- Unique New Iberia, Louisiana deep water port for accessing the Gulf of Mexico, Brazil and other Latin American offshore markets

Access to Onshore and Offshore Opportunities



Pipe Coating



Offshore Access

BAYOU

Financial Metrics

Historical Average Gross Margins	20% to 23%
Typical Category Mix	60/40 offshore vs. onshore
2011 Revenue	$100.3 million
June 2012 Backlog	$45.0 million

WHAT'S THE DIFFERENCE? AEGION™

CRTS Patented Technology for Highly Efficient Offshore Coatings

Strategic Outlook

- Path to growth similar to United Pipeline Systems
- Target key markets for offshore pipeline installation
- Build lasting relationships with owners where CRTS is a specified technology
- Build a resume of success to open new markets

Patented Internal Joint Coatings

- Manufactures technical equipment and delivers internal coating services for new pipeline construction
- Majority of revenues generated from coating of welded joints: CRTS charges the pipeline owner (or contractor) for each weld joint that is successfully coated and inspected by CRTS
- Unique CRTS robotic solution significantly increases joint coating rate, saving contractor significant costs in lay barge usage
- Diversified client base includes the world's largest oil, gas and pipeline companies and pipeline contractors

Key Projects

- 2012-2013: $30 to $35 million Saudi Aramco WASIT project
- 2011: $5.4 million KJO project: joint venture between Saudi Aramco and Kuwait Oil Company
- 2009: $1.3 million Kuwait Oil Company project
- 2008: $12 million Saudi Aramco Karan project

Pipeline Internal Field Joint Coatings Utilizing Specialized Robotic Equipment


Crawler / Battery Cart / Cleaner / Vacuum / Liquid Coater

SolidWorks model of CRTS 36" Internal Field Joint Coating Robot

Offshore



Onshore

Financial Metrics

Historical Average Gross Margins	+40%
2007-2011 Revenue Growth (Pro Forma Basis)	+13.6%
June 2012 Backlog	29.3 Million

Corrpro Expects Continued Growth in 2012

Strategic Outlook

- Growth in core North American market from government requirements for pipeline corrosion engineering design and monitoring
- Expansion in the Middle East
  → Contract with Kuwait Oil Company
  → Joint venture in Saudi Arabia (STARC)
- Predominant recurring revenue stream helps to balance project based revenues from other Energy & Mining businesses
  → Accounted for nearly 50% of 2011 Energy & Mining revenues

Full Service Corrosion Management



Engineering Services



Cathodic protection

Corrosion Engineering

- Leading provider of protection against corrosion predominately for customers in the energy and water infrastructure industries
- Offers a comprehensive line of fully integrated corrosion protection including (i) engineering services, (ii) material sales, (iii) construction and installation, (iv) inspection, monitoring and maintenance service and (v) coating services
- Systems typically operate continuously requiring ongoing inspection, monitoring and maintenance
- Fostering key long-term relationships with a wide array of blue chip companies remains a core strength

corrpro®

Financial Metrics

Historical Average Gross Margins	24% to 27%
Typical Category Mix	50/50 services vs. installation
2011 Revenue	$203.4 million
June 2012 Backlog	$81.9 million

Wide Ranging Applications for Tyfo® Fibrwrap® Reinforced Polymer Technology

FIBRWRAP®
An Aegion® Company

Solutions Sampling

Structural Strengthening

Fibrwrap® systems are used to restore lost or missing capacity and in some cases to add up to 40% additional structural value to existing structural elements. These types of applications can be for seismic or event driven loads, or for new load conditions such as a parking structure with levels added.



Concrete Restoration

The Tyfo® Concrete Repair System includes a comprehensive line of products for complete restoration including rebar treatment, polymer modified concrete and specialized epoxies for crack injection.



Pipeline Repair and Renewal

The patented trenchless repair methods using the Tyfo® system give water-based pipeline owners the option to address only suspect pipe segments. This NSF Standard 61 approved precision repair material can be designed as a fully structural system with no reliance on the host pipe for internal or external loads.



Force Protection

Reinforcement of industrial and government infrastructure from blast loads is a growing segment for the use of Fibrwrap®. In addition to direct blast event strengthening, the materials are often used to supplement for and alleviate secondary events such as progressive collapse.



Force Protection: Key End Market for Near-Term Investment

TYFO® FORCE PROTECTION SYSTEMS

- Reinforcement of industrial and government infrastructure from blast loads
  - → Large strain capacities provide ductility at only a fraction of an inch
- Alleviate secondary events such as progressive collapse
  - → Fibrwrap® combined with composite anchors provide continuity across load bearing columns
- Reinforce structures for forced entry
  - → Blast protected walls, reinforce brittle structures

OPERATIONAL PLAN

- Invest in key account management professionals for access to prime force protection markets such as federal buildings
- Over time, extend capabilities to international markets

FYFE
An Aegion Company

TYFO® TECHNOLOGIES

- **Fibrwrap®** systems provide a low cost, non-intrusive means to enhance resistance capacity of existing structures



- **Forced Entry System** technology reinforces brick walls to levels approved by the U.S. Department of State



- **Blast-Flex** provides high energy absorption for brittle structural members



- **Prefabricated blast walls** have typical wall thickness and weight, are easy to construct and can be finished with any type of materials



- **Cable Shield** is a proprietary rigid encapsulation product designed to protect bridge cables from direct blast charges or severing by torch or saw



WHAT'S THE DIFFERENCE? | AEGION™

Pipeline Cross Selling Opportunities with Insituform

Fibrwrap® for Water Systems and Storage Structures

- Patented trenchless repair methods using the Tyfo® System gives water-based pipeline owners the option to address only suspect pipe segments
  - → Large-diameter pipeline strengthening, rehabilitation waterproofing and corrosion prevention
- NSF Standard 61 approved precision repair material can be designed as a fully structural system with no reliance on the host pipe for internal or external loads
  - → Seismic upgrades
  - → Strengthening for shear stress, ductility and flex loadings



CIPP and Fibrwrap® Cross Selling

- Large-diameter, high internal pressure pipelines
- Access constraints not suitable for Insituform® CIPP installation
- Non-circular cross sections, complex geometries and localized repairs
- Aboveground pipe where external Fibrwrap® may be ideal
- Host pipe thermal expansion causing challenges for CIPP – movement depth and multiple 90-degree bends


(E) MANHOLE
(E) GRADE
FIBRWRAP®
CIPP LINER
FOR PIPES 30" DIA. OR GREATER

FYFE An Aegion™ Company

WHAT'S THE DIFFERENCE? AEGION™

Non-GAAP Second Quarter and YTD Financial Results

(in $ Thousands Except EPS)	2Q'12	2Q'11	YTD'12	YTD'11
Revenues	$ 257,531	$ 224,985	$ 488,125	$ 435,572
Gross Profit	$ 62,427	$ 45,840	$ 115,111	$ 87,014
Gross Margins	24.2%	20.4%	23.6%	19.9%
Operating Income	$ 19,775	$ 8,166	$ 31,249	$ 13,329
North America Water & Wastewater	$ 5,883	$ (174)	$ 10,073	$ (1,850)
European Water & Wastewater	$ 704	$ 1,721	$ 418	$ 2,323
Asia-Pacific Water & Wastewater	$ (2,974)	$ (693)	$ (4,766)	$ (520)
Energy and Mining	$ 13,457	$ 7,313	$ 20,897	$ 13,703
Commercial and Structural	$ 2,705	--	$ 4,627	--
Operating Margins	7.7%	3.6%	6.4%	3.1%
Equity Earnings	$ 1,735	$ 762	$ 2,387	$ 1,615
Net Income (attributable to common shareholders)	$ 12,910	$ 7,880	$ 20,195	$ 10,886
Diluted Earnings-per-share	$ 0.33	$ 0.20	$ 0.51	$ 0.27

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Earnings-per-Share

Income from Continuing Operations $ per Share	Calendar Year 2012 Guidance
Diluted Earnings (Loss) per Share	**$1.35-$1.55**
Acquisition Charges, Net	$0.05
Diluted Earnings (Loss) per Share **Excluding one-time Items**	**$1.40-$1.60**

Reconciliation of Non-GAAP Items in Statement of Operations

In thousands, except per share information	Second Quarter 2012			First Six Months 2012		
	Consolidated Results	Acquisition-Related Expenses	Results Excluding Acquisition-Related Expenses	Consolidated Results	Acquisition-Related Expenses	Results Excluding Acquisition-Related Expenses
Operating Expenses	$ 44,064	$ (1,412)	$ 42,652	$ 85,849	$ (1,987)	$ 83,862
Operating Income	$ 18,363	$ 1,412	$ 19,777	$ 29,262	$ 1,987	$ 31,249
Taxes on Income	$ 4,001	--	$ 4,001	$ 6,484	$ 14	$ 6,498
Net Income (attributable to Aegion Corporation)	$ 11,498	$ 1,412	$ 12,910	$ 18,222	$ 1,973	$ 20,195
Diluted EPS	$ 0.29		$ 0.33	$ 0.46		$ 0.51

WHAT'S THE DIFFERENCE? AEGION™